Background, Organization, and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2022
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Background, Organization, and Summary of Significant Accounting Policies
Note 1 - Background, Organization, and Summary of Significant Accounting Policies
Nature of Operations. This is a combined annual report of Southwest Gas Holdings, Inc. and its subsidiaries (the “Company”) and Southwest Gas Corporation and its subsidiaries (“Southwest” or the “natural gas distribution” segment). The notes to the consolidated financial statements apply to both entities. Southwest Gas Holdings, Inc., a Delaware corporation, is a holding company, owning all of the shares of common stock of Southwest, all of the shares of common stock of Centuri Group, Inc. (“Centuri” or the “utility infrastructure services” segment), and until February 14, 2023, all of the shares of common stock of MountainWest Pipelines Holding Company (“MountainWest” or the “pipeline and storage” segment).
In December 2022, the Company announced that its Board of Directors (the “Board”) unanimously determined to take strategic actions to simplify the Company’s portfolio of businesses. These actions included entering into a definitive agreement to sell 100% of MountainWest in an all-cash transaction to Williams Partners Operating LLC (“Williams”) for $1.5 billion in total enterprise value, subject to certain adjustments. Additionally, the Company determined it will pursue a spin-off of Centuri (the “Centuri spin-off”), to form a new independent publicly traded utility infrastructure services company. The MountainWest transaction closed on February 14, 2023, following the expiration of an applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The Centuri spin-off is expected to be completed in the fourth quarter of 2023 or the first quarter of 2024 and to be tax free to the Company and its stockholders for U.S. federal income tax purposes. The Centuri spin-off will be subject to, among other things, finalizing the transaction structure, final approval by the Board, approval by the Arizona Corporation Commission, the receipt of a favorable Internal Revenue Service private letter ruling relating to the tax-free nature of the transaction, and the effectiveness of a registration statement that will be filed with the U.S. Securities and Exchange Commission. Upon classifying the pipeline and storage segment disposal group as held for sale, the Company recorded a loss, composed of a goodwill impairment loss of $449.6 million, plus an additional loss of approximately $5.8 million for estimated costs to sell, in the fourth quarter of 2022. The Company elected to not reclassify MountainWest’s assets and liabilities as held for sale as of December 31, 2021; therefore, balance sheet information as of December 31, 2021 in the accompanying notes to financial statements has not been adjusted. See Note 15 - Acquisitions and Dispositions for additional information.
Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. Results for the natural gas distribution segment are higher during winter periods due to the seasonality incorporated in its regulatory rate structures.
Centuri is a strategic utility infrastructure services company dedicated to partnering with North America’s gas and electric providers to build and maintain the energy network that powers millions of homes across the United States (“U.S.”) and Canada. Centuri derives revenue primarily from installation, replacement, repair, and maintenance of energy networks. Centuri operates in the U.S. primarily as NPL Construction Co. (“NPL”), New England Utility Constructors, Inc. (“Neuco”), Linetec Services, LLC (“Linetec”), and Riggs Distler & Company, Inc. (“Riggs Distler”), and in Canada, primarily as NPL Canada Ltd. (“NPL Canada”). Utility infrastructure services activity is seasonal in many of Centuri’s operating areas. Peak periods are the summer and fall months in colder climate areas, such as the northeastern and midwestern U.S. and in Canada. In warmer climate areas, such as the southwestern and southeastern U.S., utility infrastructure services activity continues year round.
MountainWest includes MountainWest Pipeline, LLC, along with its subsidiary, MountainWest Overthrust Pipeline, LLC, and an equity interest in White River Hub, LLC, which is not consolidated, along with non-regulated businesses providing analytical and measurement services, and natural gas gathering.
On May 6, 2022, the Company entered into a Cooperation Agreement (the “Cooperation Agreement”) with Carl C. Icahn and the persons and entities referenced therein (collectively, the “Icahn Group”). In accordance with the Cooperation Agreement, among other things, John P. Hester, then President and Chief Executive Officer of the Company and Southwest, retired from his positions with the Company and Southwest and resigned from the Board. Karen S. Haller, the Company’s former Executive Vice President/Chief Legal and Administrative Officer, was appointed President and Chief Executive Officer of the Company and Chief Executive Officer of Southwest, and was appointed as a member of the Board effective immediately following the completion of the Company’s 2022 annual meeting of stockholders. Justin L. Brown, formerly Southwest’s Senior Vice President/General Counsel, was appointed as President of Southwest.
In addition, pursuant to the Cooperation Agreement, as modified by a letter agreement, dated as of August 3, 2022 (the "Letter Agreement" and together with the Cooperation Agreement, the "Initial Cooperation Agreement") by and between the Company and the Icahn Group, the Icahn Group has the ability to designate up to four directors to the Board (collectively, the "Icahn Designees"), subject to certain ownership thresholds. As of the date of this Annual Report on 10-K, the Icahn Designees are Andrew W. Evans, Henry P. Linginfelter, Ruby Sharma, and Andrew J. Teno.
The Initial Cooperation Agreement required the Board to expand the Strategic Transactions Committee from three directors to six directors, comprised of the existing members of the Strategic Transactions Committee in addition to the three Initial Icahn Designees. As long as the Icahn Group has the ability to designate at least three members of the Board, three of such individuals are to be included on the Strategic Transactions Committee. If the Icahn Group may only designate two members of the Board, then both would serve on the Strategic Transactions Committee.
On May 9, 2022, the Company also entered into Amendment No. 1 to the Rights Agreement dated October 10, 2021 (the “Original Rights Agreement” and as amended, the “Amended Rights Agreement”), to increase the triggering percentage from 10% to 24.9% pursuant to the terms of the Initial Cooperation Agreement and permit the subsequent consummation of the Offer. The Amended Rights Agreement expired on October 9, 2022. The Company filed a Certificate of Elimination with the Secretary of State of the State of Delaware on January 13, 2023, eliminating from the Company's Certificate of Incorporation the Certificate of Designation of Series A Junior Participating Preferred Stock filed on October 10, 2022, and the associated Preferred Stock Purchase Rights were deregistered by the SEC and delisted by the New York Stock Exchange on the same day.
An earlier civil suit (initiated in November 2021) by Icahn entities against the Company and certain directors and officers of the Company was subject to a stipulation of dismissal as part of the Initial Cooperation Agreement, which also provided for the reimbursement by the Company of certain out-of-pocket third-party expenses, including certain legal fees, incurred by the Icahn Group.
On October 24, 2022, the Company and the Icahn Group entered into an Amended and Restated Cooperation Agreement (the “Amended Cooperation Agreement”), which amended, restated, superseded, and replaced in its entirety the Initial Cooperation Agreement. Among other things, the Amended Cooperation Agreement provides for the nomination of the Icahn Designees for election at the Company's 2023 annual meeting of stockholders (the "2023 Annual Meeting"), the extension of the standstill restrictions on the Icahn Group through the 2023 Annual Meeting or the Company's 2024 annual meeting of stockholders, subject to certain restrictions and exceptions, and subject to certain ownership thresholds by the Icahn Group and the approval by the Strategic Transactions Committee, certain aspects of the corporate structure and conduct of the first annual meeting of any independent, publicly traded company resulting from a separation of the Company's businesses.
Basis of Presentation. The Company follows accounting principles generally accepted in the United States (“U.S. GAAP”) in accounting for all of its businesses. Unless specified otherwise, all amounts are in U.S. dollars. Accounting for regulated operations conforms with U.S. GAAP as applied to rate-regulated companies and as prescribed by federal agencies and commissions of the various states in which the rate-regulated companies operate. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Consolidation. The accompanying financial statements (as of and for the periods presented) are presented on a consolidated basis for Southwest Gas Holdings, Inc. and all subsidiaries and Southwest Gas Corporation and all subsidiaries (except those accounted for using the equity method as discussed below). All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and Centuri in accordance with accounting treatment for rate-regulated entities.
Centuri, through its subsidiaries, holds a 50% interest in W.S. Nicholls Western Construction Ltd. (“Western”), a Canadian infrastructure services company that is a variable interest entity. Centuri determined that it is not the primary beneficiary of the entity due to a shared-power structure; therefore, Centuri does not consolidate the entity and has recorded its investment, and results related thereto, using the equity method. The investment in Western, related earnings, and dividends received from Western in 2022 and 2021 were not significant. Centuri’s maximum exposure to loss as a result of its involvement with Western was estimated at $11.4 million as of December 31, 2022.
MountainWest, through its subsidiaries, holds a 50% noncontrolling interest in MountainWest White River Hub, LLC, a FERC-regulated transporter of natural gas with facilities that connect with six interstate pipeline systems and a major processing plant in Colorado. As noted above, MountainWest does not consolidate the entity and has recorded its investment using the equity method. The investment in White River Hub is approximately $25 million as of December 31, 2022 and the related proportional earnings and dividends in 2022 were not significant to the Company.
Fair Value Measurements. Certain assets and liabilities are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP states that a fair value measurement should be based on the assumptions that market participants would use in pricing the asset or liability and establishes a fair value hierarchy that ranks the inputs used to measure fair value by their reliability. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities
(Level 1 measurements) and the lowest priority to fair values derived from unobservable inputs (Level 3 measurements). Financial assets and liabilities are categorized in their entirety based on the lowest level of input that is significant to the fair value measurement. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities that a company has the ability to access at the measurement date.
Level 2 – inputs other than quoted prices included within Level 1 that are observable for similar assets or liabilities, either directly or indirectly.
Level 3 – unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.
The Company primarily used quoted market prices and other observable market pricing information (exclusive of any purchase accounting adjustments) in valuing cash and cash equivalents, long-term debt outstanding, and assets of the qualified pension plan and the postretirement benefits other than pensions required to be recorded and/or disclosed at fair value. The Company uses prices and inputs that are current as of the measurement date, and recognizes transfers between levels at either the actual date of an event or a change in circumstance that caused the transfer.
Net Regulated Operations Plant. Net regulated operations plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus any unamortized balance of acquisition adjustments. Original cost generally includes contracted services, material, payroll, and related costs such as taxes and certain benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction. Aligned with regulatory treatment, when plant is retired, the cost of such plant, net of any salvage value, is charged to accumulated depreciation. See also Depreciation and Amortization below.
Other Property and Investments. Other property and investments on Southwest’s and the Company’s Consolidated Balance Sheets includes:

	December 31,
(Thousands of dollars)	2022	2021
Net cash surrender value of COLI policies	$136,245	$149,947
Other property	33,152	3,146
Total Southwest Gas Corporation	169,397	153,093
Non-regulated property, equipment, and intangibles	1,677,218	1,616,392
Non-regulated accumulated provision for depreciation and amortization	(596,518)	(512,343)
Other property and investments	31,075	59,337
Total Southwest Gas Holdings, Inc.	$1,281,172	$1,316,479
Included in the table above are the net cash surrender values of company-owned life insurance (“COLI”) policies. These life insurance policies on members of management and other key employees are used by Southwest to indemnify itself against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans. The term non-regulated in regard to assets and related balances in the table above is in reference to the non-rate regulated operations of Centuri, and to a more limited extent, MountainWest as of year-end 2021. MountainWest is not reflected in the table above as of December 31, 2022, since the balance has been reclassified as held for sale on the Company’s Consolidated Balance sheet as of that date. See Note 15 - Acquisitions and Dispositions for additional information.
Intangible Assets. Intangible assets (other than goodwill) are amortized using the straight-line method to reflect the pattern of economic benefits consumed over the estimated periods benefited. The recoverability of intangible assets is evaluated when events or circumstances indicate that a revision of estimated useful lives is warranted or that an intangible asset may be impaired. These intangible assets are included in Other property and investments on the Company’s Consolidated Balance
Sheets. Centuri’s intangible assets (other than goodwill) have finite lives and are associated with businesses previously acquired. The balances at December 31, 2022 and 2021, respectively, were as follows:

	December 31, 2022
(Thousands of dollars)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$391,758	$(63,509)	$328,249
Trade names and trademarks	79,277	(12,278)	66,999
Total	$471,035	$(75,787)	$395,248

	December 31, 2021
Customer relationships	$393,834	$(42,886)	$350,948
Trade names and trademarks	79,650	(7,093)	72,557
Customer contracts backlog	4,500	(1,500)	3,000
Total	$477,984	$(51,479)	$426,505
Amortization expense for the acquired intangible assets listed above for the years ended December 31, 2022, 2021, and 2020 was $29.8 million, $17.3 million, and $10.8 million, respectively. The weighted-average amortization periods for customer relationships, trade names and trademarks, and customer contracts backlog are 19 years, 15 years, and 1 year, respectively.
The estimated future amortization of the intangible assets for the next five years and thereafter is as follows:

(Thousands of dollars)
2023	$26,690
2024	26,690
2025	26,678
2026	26,455
2027	26,088
Thereafter	262,647
Total	$395,248
See Note 2 - Regulated Operations Plant and Leases for additional information regarding natural gas distribution intangible assets.
Cash and Cash Equivalents. For purposes of reporting consolidated cash flows, cash and cash equivalents include cash on hand and financial instruments with original maturities of three months or less. Such investments are carried at cost, which approximates market value. Cash and cash equivalents of the Company include $30 million of money market fund investments at December 31, 2022, and $20 million at December 31, 2021. The money market fund investments for Southwest were $17.6 million at December 31, 2022 and insignificant at December 31, 2021. These investments fall within Level 2 of the fair value hierarchy, due to the asset valuation methods used by money market funds.
Noncash investing activities for the Company and Southwest include capital expenditures that were not yet paid as of year end, thereby remaining in accounts payable, the amounts related to which increased by approximately $23.4 million and $19.7 million, for the Company and Southwest, respectively during the year ended December 31, 2022, and $15.5 million and $13.9 million, for the Company and Southwest, respectively, during the year ended December 31, 2021. Additionally for Southwest, noncash investing activities include customer advances applied as contributions toward utility construction activity, such amounts were not significant for the periods presented herein. Also, see Note 2 - Regulated Operations Plant and Leases for information related to right-of-use (“ROU”) assets obtained in exchange for lease liabilities, which are noncash investing and financing activities. ROU assets and lease liabilities are also subject to noncash impacts as a result of other factors, such as lease terminations and modifications.
Income Taxes. The asset and liability method of accounting is utilized for the recognition of income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are anticipated to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets.
As of December 31, 2022, the Company had cumulative book earnings of approximately $79 million in its foreign jurisdiction. Management previously asserted and continues to assert that all the earnings of Centuri’s Canadian subsidiaries will be permanently reinvested in Canada. As a result, no U.S. deferred income taxes have been recorded related to cumulative foreign earnings.
The Financial Accounting Standards Board (the “FASB”) issued guidance to allow an accounting policy election of either (i) treating taxes attributable to future taxable income related to Global Intangible Low-Taxed Income (“GILTI”) as a current period expense when incurred or (ii) recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years. The Company has elected to treat GILTI as a current period cost when incurred and has considered the estimated 2022 GILTI impact to its 2022 tax expense, which was immaterial.
Deferred Purchased Gas Costs. The various regulatory commissions have established procedures to enable the rate-regulated companies to adjust billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.
Prepaid and other current assets. Prepaid and other current assets for Southwest and the Company include, among other things, accrued purchased gas costs of $207 million in 2022 and $52 million in 2021. Additionally, Southwest had gas pipe materials and operating supplies of $77.3 million in 2022 and $62.9 million in 2021 (carried at weighted average cost). MountainWest’s materials and supplies were immaterial in the 2021 period in which they were included in the balance of Prepaid and other current assets in regard to the Company.
Held for sale. The Company and Southwest recognize the assets and liabilities of a disposal group as held for sale in the period (i) it has approved and committed to a plan to sell the disposal group, (ii) the disposal group is available for immediate sale in its present condition, (iii) an active program to locate a buyer and other actions to sell the disposal group have been initiated, (iv) it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn. The Company and Southwest initially measure a disposal group that is classified as held for sale at the lower of its carrying value or fair value less any costs to sell. Any loss resulting from this measurement is recognized in the period in which the held for sale criteria are met. Conversely, gains are not recognized on the sale of a disposal group until closing. Upon designation as held for sale, the Company and Southwest stop recording depreciation expense and assess the fair value of the disposal group less any costs to sell at each reporting period, until it is no longer classified as held for sale. See Note 15 - Acquisitions and Dispositions for information related to the MountainWest assets and liabilities held for sale.
The Company and Southwest had earlier classified certain assets associated with its previous corporate headquarters as held for sale. The sale was not completed and management determined that the assets no longer meet the criteria to be classified as held for sale. As a result, the Company and Southwest reclassified approximately $27 million from Prepaid and other current assets to Other property and investments on their respective Consolidated Balance Sheets during the fourth quarter of 2022. Southwest also received an updated appraisal on these assets, and as a result, recorded a loss of $2.9 million in the fourth quarter of 2022.
Goodwill. As required by U.S. GAAP, goodwill is assessed for impairment annually, or more frequently, if circumstances indicate impairment to the carrying value of goodwill may have occurred. The goodwill impairment analysis was conducted as of October 1st using a qualitative assessment, as permitted by U.S. GAAP. Management of the Company and Southwest considered its reporting units and segments, determining that they remained consistent between periods presented below, and that no change was necessary with regard to the level at which goodwill is assessed for impairment. The acquisition of MountainWest resulted in a new reportable segment, which was assessed for impairment beginning in 2022, and upon being classified as held for sale, an impairment was recognized, as outlined below. The Company and Southwest determined that it is not more likely than not that the fair values of the Centuri and Southwest reporting units were less than their carrying amounts in either 2022 or 2021, and therefore, no impairment was recorded in either year in regard to these entities.
In regard to MountainWest, and the agreement to sell the equity interests to Williams, which was undertaken to simplify the Company’s business overall and ultimately position it as a pure-play local distribution company, management considered the expected proceeds, which were below the carrying value of the equity interests at that time; as such, a loss was recognized, recorded primarily as a goodwill impairment of $449.6 million in the fourth quarter of 2022. See Note 15 - Acquisitions and Dispositions for additional information. Additional losses are possible through the post-closing process for MountainWest, as customary final adjustments are made. There can also be no assurances that future assessments of remaining goodwill on the Company’s and Southwest’s balance sheets will not result in an impairment; various factors, including the planned spin-off of Centuri, or changes in economic conditions, governmental monetary policies, interest rates, or others, on their own or in combination, could result in the fair value of the related reporting units being lower than their carrying value.
Goodwill in the Natural Gas Distribution and Utility Infrastructure Services segments is included in their respective Consolidated Balance Sheets as follows:

(Thousands of dollars)	Natural Gas Distribution	Utility Infrastructure Services	Total Company
Balance, December 31, 2020	$10,095	$335,089	$345,184
Additional goodwill from Riggs Distler acquisition	—	449,501	449,501
Foreign currency translation adjustment	—	468	468
Balance, December 31, 2021	10,095	785,058	$795,153
Additional goodwill from Graham County acquisition	1,060	—	1,060
Measurement-period adjustments from Riggs Distler acquisition	—	(1,924)	(1,924)
Foreign currency translation adjustment	—	(7,039)	(7,039)
Balance, December 31, 2022	$11,155	$776,095	$787,250
Goodwill related to the pipeline and storage segment, which as of December 31, 2021 was $986.2 million, is not reflected in the above table as the balance has been reclassified as held for sale on the Company’s Consolidated Balance sheet as of December 31, 2022. See Note 15 - Acquisitions and Dispositions for additional information.
Other Current Liabilities. Management recognizes in its balance sheets various liabilities that are expected to be settled through future cash payment within the next twelve months, including certain regulatory mechanisms (refer to Note 5 - Regulatory Assets and Liabilities), customary accrued expenses for employee compensation and benefits, declared but unpaid dividends, and miscellaneous other accrued liabilities. Other current liabilities for the Company include $41.6 million and $36 million of dividends declared as of December 31, 2022 and 2021, respectively.
Accumulated Removal Costs. Approved regulatory practices allow Southwest to include in depreciation expense a component intended to recover removal costs associated with regulated operations plant retirements. In accordance with the Securities and Exchange Commission (“SEC”) position on presentation of these amounts, management reclassifies estimated removal costs from Accumulated depreciation to Accumulated removal costs within the liabilities section of the Consolidated Balance Sheets. Management regularly updates the estimated accumulated removal costs as amounts fluctuate between periods depending on the level of replacement work performed (and actual cost experience) compared to the estimated cost of removal in rates.
Gas Operating Revenues. Southwest recognizes revenue when it satisfies its performance by transferring gas to the customer. Natural gas is delivered and “consumed” by the customer simultaneously. Revenues are recorded when customers are billed. Customer billings are substantially based on monthly meter reads and include certain other charges assessed monthly, and are calculated in accordance with applicable tariffs and state and local laws, regulations, and related agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter read date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals based on criteria in U.S. GAAP for rate-regulated entities associated with alternative revenue programs. All of Southwest’s service territories have decoupled rate structures, which are designed to eliminate the direct link between volumetric sales and revenue, thereby mitigating the impacts of unusual weather variability and conservation on margin. See Note 3 - Revenue for additional information and also a description of MountainWest’s revenues.
Utility Infrastructure Services Revenues. The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Revenues are recorded for long-term fixed-price contracts in a pattern that reflects the transfer of control of promised goods and services to the customer over time. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Changes in job performance, job conditions, and final contract settlements are factors that influence management’s assessment of total contract value and the total estimated costs to complete those contracts. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model. See Note 3 - Revenue.
Intercompany Transactions. Centuri recognizes revenues generated from contracts with Southwest (see Note 13 - Segment Information). The accounts receivable balance, revenues, and associated profits are included in the consolidated financial statements of the Company and Southwest and are not eliminated during consolidation in accordance with accounting treatment for rate-regulated entities.
Utility Infrastructure Services Expenses. Centuri’s utility infrastructure services expenses in the Consolidated Statements of Income includes payroll expenses, office and equipment rental costs, subcontractor expenses, training, job-related materials, gains and losses on equipment sales, and professional fees.
Net Cost of Gas Sold. Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and any actual settled costs of natural gas derivative instruments, where relevant. Also included are the net impacts of PGA deferrals and recoveries, which by their inclusion, result in net cost of gas sold overall that is comparable to amounts included in billed gas operating revenues. Differences between amounts incurred with suppliers, transmission pipelines, etc. and amounts already included in customer rates, are temporarily deferred in PGA accounts pending inclusion in customer rates.
Operations and Maintenance Expense. Operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers and maintaining its distribution and transmission systems, uncollectible customer accounts expense, administrative and general salaries and expense, employee benefits expense excluding relevant non-service cost components, legal expense (including injuries and damages), professional and other external contracted services, and other business expenses. Also included are similar costs for MountainWest.
Depreciation and Amortization. Regulated operations plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. See also discussion regarding Accumulated Removal Costs above. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. Non-regulated operations, including utility infrastructure services-related property and equipment, are depreciated on a straight-line method based on the estimated useful lives of the related assets. Costs and gains related to refunding regulated operations debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense.
Allowance for Funds Used During Construction (“AFUDC”). AFUDC represents the cost of both debt and equity funds used to finance regulated operations plant construction. AFUDC is capitalized as part of the cost of regulated operations plant. The debt portion of AFUDC is reported in the Company’s and Southwest’s Consolidated Statements of Income as an offset to Net interest deductions and the equity portion is reported as Other income. Regulated operations plant construction costs, including AFUDC, are recoverable as part of authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted. AFUDC, disaggregated by type, included in the Company’s and Southwest’s Consolidated Statements of Income are presented in the table below:

(Thousands of dollars)	2022	2021	2020
AFUDC:
Debt portion	$3,535	$1,046	$3,202
Equity portion	—	—	4,724
AFUDC capitalized as part of regulated operations plant	$3,535	$1,046	$7,926
AFUDC rate	2.64%	0.96%	5.51%
AFUDC related to MountainWest includes $86,000 of debt and $465,000 of equity during the year ended December 31, 2022, which is not reflected in the table above. Debt and equity AFUDC at Southwest were impacted in 2022 and 2021 by the amount of short-term debt outstanding based on the regulatory formula for each component.
Other Income (Deductions). The following table provides the composition of significant items included in Other income (deductions) on the Consolidated Statements of Income:

(Thousands of dollars)	2022	2021	2020
Southwest Gas Corporation:
Change in COLI policies	$(5,400)	$8,800	$9,200
Interest income	16,183	5,113	4,015
Equity AFUDC	—	—	4,724
Other components of net periodic benefit cost	(751)	(14,021)	(20,022)
Miscellaneous income and (expense)	(16,916)	(4,451)	(4,507)
Southwest Gas Corporation – total other income (deductions)	(6,884)	(4,559)	(6,590)
Centuri, MountainWest, and Southwest Gas Holdings, Inc.:
Foreign transaction gain (loss)	977	(22)	(16)
Equity AFUDC	465	—	—
Equity in earnings of unconsolidated investments	2,629	226	80
Miscellaneous income and (expense)	(3,113)	863	(271)
Corporate and administrative	(263)	$(7)	$8
Southwest Gas Holdings, Inc. - total other income (deductions)	$(6,189)	$(3,499)	$(6,789)
Included in the table above is the change in COLI policies (including net death benefits recognized, where relevant). Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences. Miscellaneous income and (expense) in 2022 includes the reduction in value of Southwest’s previous corporate campus property.
Derivatives. In managing its natural gas supply portfolios, Southwest has historically entered into fixed- and variable-price contracts, which qualify as derivatives. The fixed-price contracts, firm commitments to purchase a fixed amount of gas in the future at a fixed price, qualify for the normal purchases and normal sales exception that is allowed for contracts that are probable of delivery in the normal course of business, and are exempt from fair value reporting. The variable-price contracts qualify as derivative instruments; however, because the contract price is the prevailing price at the future transaction date, no fair value adjustment is required. Southwest does not utilize derivative financial instruments for speculative purposes, nor does it have trading operations.
Foreign Currency Translation and Transactions. Foreign currency-denominated assets and liabilities of consolidated subsidiaries are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity. Results of operations of foreign subsidiaries are translated using the monthly weighted-average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in Other income and (expenses) of the Company. Gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are reported in Other comprehensive income, if applicable.
Earnings (Loss) Per Share. Basic earnings (loss) per share (“EPS”) in each period of this report were calculated by dividing net income (loss) attributable to Southwest Gas Holdings, Inc. by the weighted-average number of shares during those periods. Diluted EPS includes additional weighted-average common stock equivalents (performance shares and restricted stock units), if dilutive. Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the denominator used in Basic and Diluted EPS calculations is shown in the following table:

(In thousands)	2022	2021	2020
Weighted average basic shares	65,558	59,145	55,998
Effect of dilutive securities:
Restricted stock units (1)(2)	—	114	78
Weighted average diluted shares	65,558	59,259	56,076
(1) The number of anti-dilutive restricted stock units for 2022 excluded from the calculation of diluted shares is 157,000.
(2) The number of securities granted for 2022, 2021, and 2020 includes 144,000, 104,000, and 69,000 performance shares, respectively, the total of which was derived by assuming that target performance will be achieved during the relevant performance period.
Recent Accounting Standards Updates.
Accounting pronouncements effective or adopted in 2022:
In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04 “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The update provides optional guidance for a limited time to ease the potential burden in accounting for, or recognizing the effects of, reference rate reform on financial reporting, including when modifying a contract (during the eligibility period covered by the update to the topic) to replace a reference rate affected by reference rate reform. The update applies only to contracts and hedging relationships that reference the London Interbank Offered Rate (“LIBOR”) or another reference rate expected to be discontinued due to reference rate reform. The guidance was eligible to be applied upon issuance on March 12, 2020, and can generally be applied through December 31, 2022. In December 2022, the FASB issued ASU 2022-06 “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848.” The update provides deferral of the sunset date of Topic 848 from December 31, 2022 to December 31, 2024. Management will continue to monitor the impacts this update might have on the Company’s and Southwest’s consolidated financial statements and disclosures, and will reflect such appropriately, in the event that the optional guidance is elected. See also LIBOR discussion in Note 8 - Debt.
In August 2020, the FASB issued ASU 2020-06 “Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging— Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity.” The update, amongst other amendments, improves the guidance related to the disclosures and earnings per share for convertible instruments and contracts in an entity’s own equity. The Company and Southwest adopted the update in the first quarter of 2022, the impact of which was not material to the consolidated financial statements of the Company or Southwest.
There are no other recently issued accounting standards updates that are expected to be adopted or material to Southwest or the Company effective in 2023 or thereafter.
Subsequent Events. Management monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate. See Note 1 - Background, Organization, and Summary of Significant Accounting Policies, Note 8 - Debt, and Note 15 - Acquisitions and Dispositions.